BORROWINGS	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
BORROWINGS	BORROWINGS
Principal repayments on total borrowings due over the next five years and thereafter are as follows:

(US$ MILLIONS)	Business services	Infrastructure services	Industrials	Corporate and other	Total borrowings
2023	$1,900	$1,584	$359	$—	$3,843
2024	3,010	1,319	932	—	5,261
2025	932	3,688	555	—	5,175
2026	955	276	7,600	—	8,831
2027	1,297	74	2,256	2,100	5,727
Thereafter	8,139	6,791	3,818	—	18,748
Total - principal repayments	$16,233	$13,732	$15,520	$2,100	$47,585
Deferred financing costs and other accounting adjustments	(304)	(321)	(267)	—	(892)
Total - December 31, 2022	$15,929	$13,411	$15,253	$2,100	$46,693
Total - December 31, 2021	$3,872	$9,099	$14,486	$1,619	$29,076
(a)    Corporate borrowings
The partnership has bilateral credit facilities backed by large global banks. The credit facilities are available in Euros, British pounds, Australian dollars, U.S. dollars and Canadian dollars. Advances under the credit facilities bear interest at the specified SOFR, SONIA, EURIBOR, CDOR, BBSY or bankers’ acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facilities require the partnership to maintain a minimum tangible net worth and deconsolidated debt to capitalization ratio at the corporate level. The total capacity on the bilateral credit facilities is $2,300 million with a maturity date of June 29, 2027. The balance drawn on the bilateral credit facility at December 31, 2022 was $2,100 million (2021: $1,619 million).
The partnership had $1.0 billion available on its revolving credit facility with Brookfield (the “Brookfield Credit Agreement”) at December 31, 2022. The credit facility is guaranteed by the partnership, the Holding LP and certain of the partnership’s subsidiaries. The credit facility is available in U.S. dollars or Canadian dollars and advances are made by way of LIBOR, base rate, bankers’ acceptance rate or prime rate loans. The credit facility bears interest at the specified LIBOR or bankers’ acceptance rate plus 3.45%, or the specified base rate or prime rate plus 2.45%. The credit facility requires the partnership to maintain a minimum deconsolidated net worth and contains restrictions on the ability of the borrowers and the guarantors to, among other things, incur certain liens or enter into speculative hedging arrangements. Net proceeds above a specified threshold that are received by the borrowers from asset dispositions, debt incurrences or equity issuances by the borrowers or their subsidiaries must be used to pay down the credit facility (which can then be redrawn to fund future investments). The credit facility automatically renews for consecutive one-year periods until June 26, 2026. The total available amount on the credit facility will decrease to $500 million on April 27, 2023. As at December 31, 2022, the credit facility remained undrawn.
The partnership is currently in compliance with covenant requirements of its corporate borrowings and continues to monitor performance against such covenant requirements.
As at December 31, 2022, there were no funds on deposit from Brookfield (2021: $nil). Refer to Note 25 for further details on the Deposit Agreements (defined herein) with Brookfield.
(b)    Non-recourse subsidiary borrowings of the partnership
Current and non-current non-recourse borrowings in subsidiaries of the partnership as at December 31, 2022, net of deferred financing costs and other accounting adjustments were $3,758 million and $40,835 million, respectively (2021: $2,062 million and $25,395 million, respectively). Non-recourse borrowings in subsidiaries of the partnership include borrowings made under subscription facilities of Brookfield-sponsored private equity funds.
Some of the partnership’s businesses have credit facilities in which they borrow and repay on a short-term basis. This movement has been shown on a net basis in the partnership’s consolidated statements of cash flow.
The partnership has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements are primarily composed of term loans, credit facilities and notes and debentures which are subject to fixed or floating interest rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage, leverage ratios and minimum equity or liquidity covenants.
The partnership principally finances assets at the subsidiary level with debt that is non-recourse to both the partnership and to its other subsidiaries and is generally secured against assets within the respective subsidiaries. Moreover, debt instruments at the partnership’s subsidiaries do not cross-accelerate or cross-default to debt at other subsidiaries. All of the partnership’s subsidiaries are currently in compliance with all material covenant requirements and the partnership continues to work with its businesses to monitor performance against such covenant requirements.
The following table summarizes the weighted average interest rates and terms of non-recourse subsidiary borrowings in subsidiaries of the partnership as at December 31, 2022 and 2021:

	Weighted average rate (%)		Weighted average term (years)		Consolidated
(US$ MILLIONS, except as noted)	2022	2021	2022	2021	2022	2021
Business services	7.6%	5.7%	8.3	5.5	$15,929	$3,872
Infrastructure services	6.9%	4.2%	4.1	4.7	13,411	9,099
Industrials	7.8%	5.3%	4.7	5.2	15,253	14,486
Total	7.4%	4.9%	5.8	5.0	$44,593	$27,457
The following table summarizes the non-recourse borrowings in subsidiaries of the partnership by currency as at December 31, 2022 and 2021:

(US$ MILLIONS, except as noted)	2022	Local currency		2021	Local currency
U.S. dollars	$25,843		$25,843	$15,037		$15,037
Euros	7,481		€6,997	7,569		€6,672
Brazilian reais	2,908	R$	15,171	1,638	R$	9,138
Australian dollars	6,033	A$	8,855	985	A$	1,357
Indian rupees	660	INR	54,560	760	INR	56,728
Canadian dollars	1,136	C$	1,539	1,443	C$	1,824
Other	532			25
Total	$44,593			$27,457
In August 2022, the partnership’s offshore oil services operations voluntarily entered Chapter 11 reorganization proceedings with the objective of executing a comprehensive financial restructuring to reduce debt and strengthen its financial position. Subsequently, on January 6, 2023, the partnership’s offshore oil services operations emerged from the Chapter 11 restructuring process with a significantly deleveraged balance sheet. The restructuring reprofiled the company’s bank loan facilities to better align cash flow with debt service obligations. Following the restructuring, the partnership’s economic interest was approximately 53%.